Other Comprehensive Income (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Other Comprehensive Income (Loss) [Line Items]
Net unrealized holding gains on available-for-sale securities	$ 736	$ 1,105
Reclassification adjustment for realized gains in net income	(113)	(445)
Other comprehensive income before income tax effect	623	660
Income tax expense	(212)	(203)
Other comprehensive income, net of tax	$ 411	$ 457